UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 21, 2024

APPLE iSPORTS GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-32389	88-0126444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Spectrum Center, Suite 900 Irvine, California	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 247-4210

(Former name or former address, if changed since the last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry Into A Material Definitive Agreement.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 21, 2024, Mr. Lyndon (Lincoln) Hsu was appointed to the Company’s Board of Directors by the unanimous written consent of directors.

Mr. Hsu (Age 59) is an entrepreneur and investor with significant experience in the gaming industry. Since July 2022, he has been involved in the following gaming related companies located in Australia;

❖  BetBetBet: joint-managing partner, full-service bookmaker,

❖  BetGalaxy: joint-managing director, full-service bookmaker,

❖  VolcanoBet: managing director, full-service bookmaker and

❖  Sugar Castle, principal, full-service bookmaker.

During fiscal year 2022, he was also the founding chairman and board member of BetCloud Pty Ltd, Melbourne, Australia, a wagering and data science company located in Melbourne.

Mr. Hsu also has extensive experience in investment banking, including mergers and acquisitions. From July 2017 through August 2020, he was the Global Head of Leveraged and Structured Solutions of Standard Chartered, Singapore. From 2010 to 2017, he was head of Leverage and Acquisition Financing - Asia Pacific region for HSBC, one of the largest global banks.

The Company and Mr. Hsu have entered into a Director Agreement which is attached hereto as Exhibit 10.15. Under the agreement, Mr. Hsu has been appointed for a minimum of two years to the Board and has received 800,000 in stock options for each of the 2 years. The options are exercisable at $0.25/share.

There are no family relationships between the director and any other director or executive officer of the Company. Other than as stated herein, there is no material plan, contract, or arrangement (whether or not written) to which the new director is a party or in which each party participates that is entered into or a material amendment in connection with the triggering event or any grant or award to any such covered person or modification thereto, under any such plan, contract or arrangement in connection with any such event.

The above description of the Director Agreement is qualified in its entirety by reference to Exhibit 10.15.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits – The following exhibits are filed as part of this report:

Exhibit No.	Description of Exhibit

10.15	Director Agreement dated December 21, 2024, by and between Lyndon (Lincoln) Hsu and Apple iSports Group, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple iSports Group, Inc. (Registrant)

Date: December 27, 2024	By:	/s/ Joe Martinez
Joe Martinez Chief Executive Officer

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